May 5, 2014

DREYFUS INVESTMENT GRADE FUNDS
- Dreyfus Short Term Income Fund

Supplement to Summary and Statutory Prospectuses

dated December 1, 2013

DREYFUS INVESTMENT GRADE FUNDS
- Dreyfus Intermediate Term Income Fund
Supplement to Summary Prospectus dated May 1, 2014; and
Supplement to Statutory Prospectus dated December 1, 2013, as revised May 1, 2014

DREYFUS SHORT DURATION BOND FUND
Supplement to Summary and Statutory Prospectuses
dated April 1, 2014

The following changes will take effect as of June 16, 2014

Dreyfus Intermediate Term Income Fund and Dreyfus Short Term Income Fund

The following supersedes and replaces the second sentence of the first paragraph in "Principal Investment Strategy" in the summary prospectuses and "Fund Summary – Principal Investment Strategy" in the statutory prospectuses and the third sentence of the first paragraph in "Fund Details – Goal and Approach" in the statutory prospectuses:

These securities include: U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, inflation-indexed securities, asset-backed securities, mortgage-related securities (including CMOs), floating rate loans (limited to up to 20% of the fund's net assets) and other floating rate securities and foreign bonds.

Dreyfus Short Duration Bond Fund

The following supersedes and replaces the second sentence of the first paragraph in "Principal Investment Strategy" in the summary prospectus and "Fund Summary – Principal Investment Strategy" in the statutory prospectus.

The fund's bond investments may include, but are not limited to, the following: bonds issued or guaranteed by the U.S. government or its agencies or instrumentalities, government and private mortgage-related securities, corporate bonds, municipal bonds, bonds of foreign governments and companies (limited to up to 30% of the fund's assets in the aggregate, up to 5% in non-U.S. dollar-denominated bonds and up to 5% in emerging market bonds), asset-backed securities, floating rate loans (limited to up to 20% of the fund's net assets) and other floating rate securities, inflation-indexed securities, and zero coupon, pay-in-kind and step-up securities.

The following supersedes and replaces the third sentence of the first paragraph in "Fund Details – Goal and Approach" in the statutory prospectus:

The fund's bond investments may include, but are not limited to, the following:

•          bonds issued or guaranteed by the U.S. government or its agencies or instrumentalities

•          government and private mortgage-related securities

•          corporate bonds

DRY-GRP1STK-0514A

•          municipal bonds

•          bonds of foreign governments and companies (limited to up to 30% of the fund's assets in the aggregate, up to 5% in non-U.S. dollar-denominated bonds and up to 5% in emerging market bonds)

•          asset-backed securities

•          floating rate loans (limited to up to 20% of the fund's net assets) and other floating rate securities

•          inflation-indexed securities

•          zero coupon, pay-in-kind and step-up securities

All Funds

The following supplements the information in "Principal Risks" in the summary prospectuses and "Fund Summary – Principal Risks" in the statutory prospectuses:

•          Floating rate loan risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans to trade. The lack of an active trading market for certain floating rate loans may impair the ability of the fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the fund's portfolio managers may be required to rely primarily on their own evaluation of a borrower's credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer's obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. The floating rate loans in which the fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured.

The following supplements the information in "Fund Details – Goal and Approach" in the statutory prospectuses:

The fund's investments in floating rate loans are generally focused on senior secured loans but also may include second lien loans, senior unsecured loans, subordinated loans, and fixed rate loans with respect to which the fund has entered into derivative instruments (principally swap agreements and options on swap agreements) to effectively convert the fixed rate interest payments into floating rate interest payments.  The fund also may purchase participations and assignments in, and commitments to purchase, floating rate loans.  Investments in floating rate loans and other floating rate securities generally will focus on U.S. issuers, but the fund may invest in foreign issuers, typically those located in foreign countries that are members of the Organisation for Economic Co-operation and Development.

The following supplements the information describing the principal risks of investing in the fund in "Fund Details – Investment Risks" in the statutory prospectuses:

•          Floating rate loan risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans to trade. Loans trade in an over-the-counter market and are confirmed and settled through standardized procedures and documentation. The secondary market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The lack of an active trading market for certain floating rate loans may impair the ability of the fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the fund's portfolio managers may be required to rely primarily on their own evaluation of a borrower's credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer's obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan. The floating rate loans in which the fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured.

DRY-GRP1STK-0514A

The following supplements the information describing the additional risks of investing in the fund in "Fund Details – Investment Risks" in the statutory prospectuses:

•          Subordinated securities risk. Holders of securities that are subordinated or "junior" to more senior securities of an issuer are entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on the market value of these securities. Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. Consequently, subordinated loans generally have greater price volatility than senior loans and may be less liquid. The risks associated with subordinated unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral.

•          Participation interests and assignments risk. A participation interest gives the fund an undivided interest in a loan in the proportion that the fund's participation interest bears to the total principal amount of the loan, but does not establish any direct relationship between the fund and the borrower. If a floating rate loan is acquired through a participation, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the fund will be exposed to the credit risk of both the borrower and the institution selling the participation. The fund also may invest in a loan through an assignment of all or a portion of such loan from a third party. If a floating rate loan is acquired through an assignment, the fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.

•          Loan valuation risk. Because there may be a lack of centralized information and trading for certain loans in which the fund may invest, reliable market value quotations may not be readily available for such loans and their valuation may require more research than for securities with a more developed secondary market. Moreover, the valuation of such loans may be affected by uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes.

May 5, 2014

DREYFUS INVESTMENT GRADE FUNDS

- Dreyfus Intermediate Term Income Fund
- Dreyfus Short Term Income Fund

DREYFUS SHORT DURATION BOND FUND

Supplement to Statement of Additional Information dated

July 1, 2013, as revised or amended September 1, 2013, October 1, 2013, November 15, 2013, December 1, 2013, February 1, 2014, March 1, 2014, April 1, 2014 and May 1, 2014

The following changes will take effect as of June 16, 2014.

The following supersedes and replaces the first paragraph of footnote 1 in the section of the SAI entitled "Investments, Investment Techniques and Risks":

Except as otherwise noted, (1) includes common and preferred stock, convertible securities and warrants and (2) each fund is limited to investing 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by a fund that are sold in units with, or attached to, other securities.  The Dreyfus Third Century Fund may not purchase warrants in excess of 2% of its net assets.  The Dreyfus Fund Incorporated, Dreyfus Intermediate Term Income Fund, Dreyfus Short Duration Bond Fund and Dreyfus Short Term Income Fund are not subject to (2).

The following supersedes and replaces any contrary information in the section of the SAI entitled "Investments, Investment Techniques and Risks":

Fund	Variable and Floating Rate Securities	Loans	Mortgage-Related Securities	Asset- Backed Securities	Collateralized Debt Obligations
Dreyfus Intermediate Term Income Fund	√	√ (up to 20% of net assets)	√	√	√
Dreyfus Short Duration Bond Fund	√	√ (up to 20% of net assets)	√	√
Dreyfus Short Term Income Fund	√	√ (up to 20% of net assets)	√	√	√